SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                                   reported):
                                January 25, 1996


                          ACCESS PHARMACEUTICALS, INC.
                          ---------------------------

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                0-9314                           83-0221517
        ---------------------------------------------------------------
        (Commission File Number)       (IRS Employer Identification No.)

        2600 N. Stemmons Freeway, Suite 210, Dallas, Texas, U.S.A. 75207
               (Address of principal executive offices) (Zip Code)

                    Registrant's telephone number, including
                                   area code:
                                 (214) 905-5100
                                 --------------

                          CHEMEX PHARMACEUTICALS, INC.
       660 White Plains Road, Suite 400, Tarrytown, New York, U.S.A. 10591
       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Change in Control
         -----------------
         On January 25, 1996, Chemex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), merged with ACCESS Pharmaceuticals, Inc., a Texas corporation ("ACCESS"), in a statutory merger (the "Merger") pursuant to the Delaware General Corporation law and the Texas Business Corporation Act by filing a Certificate of Merger with the Secretary of State of the State of Delaware and the Recorder of Deeds of New Castle County, Delaware, and Articles of Merger with the Secretary of State of the State of Texas. The Company is the surviving corporation of the Merger and upon the consummation of the Merger changed its name to "ACCESS Pharmaceuticals, Inc." (See Item 5 below.)

         In the Merger, all of the issued and outstanding shares of common stock of ACCESS were exchanged for 13,219,979 shares of the common stock, par value $.04 per share of the Company (the "Company's Common Stock"). As a stockholder of ACCESS, Dr. David F. Ranney received 9,147,608 shares of the Company's Common Stock in exchange for 2,392,000 shares of common stock, $.01 par value, of ACCESS beneficially owned by him immediately before the effective time of the Merger. The 9,147,608 shares of the Company's Common Stock owned by Dr. David F. Ranney constituted, upon the consummation of the Merger, 40.4% of the issued and outstanding stock of the Company. Subject to the terms of the Stockholder's Agreement (as defined herein), Dr. David F. Ranney may be deemed to control the Company. A change in control may thus be deemed to have occurred from the stockholders of the Company immediately prior to the consummation of the Merger to Dr. David F. Ranney immediately after consummation of the Merger.

         Pursuant to the terms of a Stockholder's Agreement (the "Stockholder's Agreement"), dated as of October 3, 1995, between the Company and Dr. David F. Ranney, Dr. David F. Ranney has agreed so long as he beneficially owns (as determined by reference to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) ten percent or more of the issued and outstanding capital stock of the Company, and to the extent he is able to do so under applicable law, if any, and within the exercise of any fiduciary duties imposed by law, if any, to vote all of the shares of such stock for which he has voting power on any proposal presented to the stockholders of the Company in the manner recommended by a majority of the Board of Directors of the Company; provided, however, that he is not obligated to vote in such a manner with regard to any proposal presented to the stockholders of the Company without a recommendation of the Board of Directors of the Registarnt or which involves or relates to an attempted hostile takeover of the Company.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------
         As described in Item 1 above, on January 25, 1996, the Company merged with ACCESS in the Merger.

         All additional information required by Item 2 and all material terms of the Merger are set forth in the Company's Proxy Statement/Prospectus, relating to the Company's Registration Statement on Form S-4 (Registration No. 33-64031), originally filed with the Securities and Exchange Commission on November 7, 1995, as amended by Amendment No. 1 thereto, filed with the Commission on December 9, 1995, and Amendment No. 2 thereto, filed with the Commission on December 12, 1995. Such Proxy Statement/Prospectus is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.  Other Events.
         ------------
         At the Company's Special Meeting of Stockholders held on January 25, 1996 (the "Meeting"), the Company's stockholders approved a proposal to amend the Company's Certificate of Incorporation, as amended, to change the Company's corporate name to ACCESS Pharmaceuticals, Inc. On January 25, 1996, an amendment to the Company's Certificate of Incorporation was filed with the Secretary of State of the State of Delaware to effect such name change.

         At the Meeting, the Company's stockholders also approved a proposal to amend the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of the common stock, par value $.04 per share, of the Company to 40,000,000 shares and number of authorized shares of the preferred stock, $.01 par value per share, of the Company to 10,000,000 shares. Such amendment to the Company's Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 25, 1996.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)      Financial Statements of businesses acquired.
                  --------------------------------------------

                  The financial statements required by this section are set forth in the Company's Proxy Statement/Prospectus relating to the Company's Registration Statement on Form S-4 (Registration No. 33-64031), originally filed with the Securities and Exchange Commission on November 7, 1995, as amended by Amendment No. 1 thereto, filed with the Commission on December 9, 1995, and Amendment No. 2 thereto, filed with the Commission on December 12, 1995. Such Proxy Statement/Prospectus is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

         (b)      Pro forma financial information.
                  -------------------------------

                  The pro forma financial information required by this section is set forth in the Company's Proxy Statement/Prospectus relating to the Company's Registration Statement on Form S-4 (Registration No. 33-64031), originally filed with the Securities and Exchange Commission on November 7, 1995, as amended by Amendment No. 1 thereto, filed with the Commission on December 9, 1995, and Amendment No. 2 thereto, filed with the Commission on December 12, 1995. Such Proxy Statement/Prospectus is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

         (c)      Exhibits.
                  --------

Exhibit 2.1 Proxy Statement/Prospectus relating to the Company's Registration Statement on Form S-4 (Registration No. 33-64031), originally filed with the Securities and Exchange Commission on November 7, 1995, as amended by Amendment No. 1 thereto, filed with the Commission on December 9, 1995, and Amendment No. 2 thereto, filed with the Commission on December 12, 1995.

Exhibit 23.1 Consent of Smith, Anglin & Co., independent public accountants of ACCESS Pharmaceuticals, Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  ACCESS PHARMACEUTICALS, INC.


                                                  By:/s/ Kerry P. Gray
                                                     -----------------
                                                     Title: President

Dated:  February 9, 1996